AMENDMENT NO. 4 TO

THIRD AMENDED AND RESTATED LOAN AGREEMENT

             AGREEMENT, made as of the 23rd day of May, 2001, by and among:

             NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the “Borrower”);

             The Banks which have executed this Agreement (individually, a “Bank” and, collectively, the “Banks”);

             FLEET NATIONAL BANK (successor to Fleet Bank, N.A.), as Administrative Agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”); and

             FLEET NATIONAL BANK, as Arranger, FIRST UNION NATIONAL BANK, as Syndication Agent, BANK ONE, as Documentation Agent and SUNTRUST BANK, CREDIT SUISSE FIRST BOSTON, BANK OF AMERICA, N.A. and WACHOVIA BANK, N.A., as Co-Agents.

W I T N E S S E T H :

             WHEREAS:

             (A)       The Borrower, the Agent and the banks signatory thereto (the “Banks”) entered into a certain Third Amended and Restated Loan Agreement dated as of May 28, 1997, which was amended pursuant to (i) Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998, (ii) Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999, and (iii) Amendment No. 3 to Third Amended and Restated Loan Agreement dated as of May 24, 2000 (as so amended, the “Original Loan Agreement”; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the “Loan Agreement”);

             (B)        The Borrower wishes to amend the Original Loan Agreement to, among other things, (i) decrease the aggregate amount of the B Commitment from $231,000,000 to $174,000,000 and, consequently, decrease the aggregate Total Commitment from $385,000,000 to $328,000,000, and (ii) extend the B Commitment Termination Date to May 22, 2002, and the Banks and the Agent are willing to amend and supplement the Original Loan Agreement on the terms and conditions hereinafter set forth;

             (C)        Certain of the Banks desire to terminate their B Commitment and, consequently, decrease their respective Total Commitment to the amount set forth opposite its name on its signature page hereto and the Borrower desires to accept such decreased Total Commitment; and

             (D)        All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.

             NOW, THEREFORE, the parties hereto agree as follows:

             Article 1.   Change in Total Commitments.

             Section 1.1      Total Commitments.  From and after the date hereof, for purposes of the Loan Agreement, the Total Commitment of each Bank shall be the sum of it’s A Commitment and B Commitment as set forth opposite each Bank’s name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement, and, with respect to each Bank, such amount shall supersede and be deemed to amend the amount of its respective Total Commitment as set forth opposite its name on the signature pages to the Original Loan Agreement.

             Section 1.2      Adjustment of Outstanding B Loans.  If any B Loans are outstanding under the Original Loan Agreement on the date hereof, the Banks shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the B Loans outstanding to the Borrower from each Bank under the Loan Agreement (as of the date hereof) are proportionate to the amount of all of the B Commitments, after giving effect to the decreased amount of the aggregate B Commitments.  The Borrower agrees and consents to the terms of this Section 1.2.

             Article 2.         Amendments to Original Loan Agreement; Fourth Substituted Notes.

             Section 2.1      The Original Loan Agreement is hereby amended as follows:

                           (a)         The phrase “the amount set forth opposite such Bank’s name on the signature pages hereto” appearing in the definition of the terms “A Commitment” and “B Commitment” in Article 1 of the Original Loan Agreement shall be deemed to refer to the amounts set forth opposite each Bank’s name on the signature pages hereto.

                           (b)        The definition of “Additional Interest” appearing in Article 1 is deleted in its entirety and the following is substituted therefor:

                                        “‘Additional Interest’ - 0.125% per annum.”

                           (c)         The chart appearing in the definition of “Applicable Margin” in Article 1 is deleted in its entirety and the following chart is substituted therefor;

                           “‘Applicable Margin’ - on any date, with respect to LIBOR Loans, the applicable percentage set forth below based upon the Ratings in effect on such date:

Category 1	A Loans	B Loans

Aa2 or higher by Moody’s;	.38%	.40%
AA or higher by S&P

Category 2

A3 by Moody’s;	.475%	.50%
A- or higher by S&P

Category 3

Baa1 by Moody’s;	.575%	.60%
BBB+ by S&P

Category 4

Baa2 by Moody’s;	.675%	.70%
BBB by S&P

Category 5

Baa3 by Moody’s;	.725%	.80%
BBB- by S&P

Category 6

Lower than Baa3 by Moody’s;	.90%	.95”%
Lower than BBB- by S&P
-or-
No Rating by S&P or Moody’s

                           (d)        The definition of “B Commitment Termination Date” appearing in Article 1 is amended by deleting the date “May 23, 2001” and substituting therefor the date “May 22, 2002”.

                           (e)         Subsection 2.12(c) (re Additional Interest) is deleted in its entirety and the following is substituted therefor:

                           “(c)  For any day when the aggregate outstanding principal amount of  Loans shall be more than the greater of (x) forty (40%) percent of the Total Commitment as then in effect, and (ii) $154,000,000 (the “Utilization Level”), in addition to the interest otherwise due and payable hereunder, the Borrower shall pay to the Agent for the account of each Bank, Additional Interest on the aggregate amount of all outstanding Loans.  Such interest shall commence to accrue on each date (and for so long as) the aggregate principal amount of Loans is in excess of the Utilization Level and shall be payable as set forth in subsection (d) below.”

                           (f)         Section 2.13 is deleted in its entirety and the following is substituted therefor:

                           “(a)       The A Loans made by each Bank are evidenced by a single promissory note of the Borrower (each, a “Third Substituted A Note” and, collectively, the “Third Substituted A Notes”) in substantially the form of Exhibit A-1 annexed to Amendment No. 3 to Third Amended and Restated Loan Agreement dated as of May 24, 2000 by and among the Borrower, the banks signatory thereto and the Agent (“Amendment No. 3”).  Each Third Substituted A Note is dated the date of Amendment No. 3 and is payable to the order of such Bank in a principal amount equal to such Bank’s A Commitment as in effect on the date of Amendment No. 3.  All A Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such A Loans shall be recorded by such Bank on the schedule attached to the relevant Third Substituted A Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Third Substituted A Note in respect of such A Loans).

                           (b)        The B Loans made by each Bank shall be evidenced by a single promissory note of the Borrower (each, a “Fourth Substituted B Note” and, collectively, the “Fourth Substituted B Notes”) in substantially the form of Exhibit A-1 annexed to Amendment No. 4 to Third Amended and Restated Loan Agreement dated as of May 23, 2001 by and among the Borrower, the banks signatory thereto and the Agent (“Amendment No. 4”).  Each Fourth Substituted B Note shall be dated the date of Amendment No. 4, shall be payable to the order of such Bank in a principal amount equal to such Bank’s B Commitment as in effect on the date of Amendment No. 4 and shall otherwise be duly completed.  All B Loans made by each Bank hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such B Loans shall be recorded by such Bank on the schedule attached to the relevant Fourth Substituted B Note (provided that any failure by such Bank to make any such endorsement shall not affect the obligations of the Borrower hereunder or under such Fourth Substituted B Note in respect of such B Loans).

                           (c)         The Swing Line Loans made by the Swing Line Lender shall be evidenced by a single promissory note of the Borrower (the “Fourth Substituted Swing Line Note”) substantially in the form of Exhibit A-2 annexed to Amendment No. 4.  The Fourth Substituted Swing Line Note shall be dated the date of Amendment No. 4, shall be payable to the order of the Swing Line Lender in a principal amount equal to the Swing Line Loan Commitment and shall be otherwise duly completed.  All Swing Line Loans made by the Swing Line Lender hereunder and all payments and prepayments on account of the principal thereof shall be recorded by the Swing Line Lender on the schedule attached to the Fourth Substituted Swing Line Note (provided, that any failure by the Swing Line Lender to make such endorsement shall not affect the obligations of the Borrower hereunder or under the Fourth Substituted Swing Line Note).”

                           (g)        Section 2.15 (Pro Rata Treatment) is amended by deleting clause (i) thereof in its entirety and substituting therefor the following:

                                        “(i)        each borrowing from the Banks under Section 2.1 hereof (other than the Swing Line Loan) will be made from the Banks and each payment of each fee shall be made for the account of the Banks, pro rata according to their respective A Commitment and B Commitment, as the case may be;”

                           (h)        Subsection 6.9(e) is deleted in its entirety and the following is substituted therefor:

                                        “(e)       With respect to the Borrower, Paid-in-Capital in NCB Financial Corporation in an amount not greater than $40,000,000.”

                           (i)          Subsection 6.9(f) is deleted in its entirety and the following is substituted therefor:

                                        “(f)       With respect to the Borrower at all times, Investments in Subsidiaries (other than as set forth in subsection 6.9(e) above and excluding SPV’s and secured loans to NCB Capital) in an aggregate amount with respect to all such Subsidiaries of not greater than $20,000,000.”

             Section 2.2      In order to evidence the B Loans and the Swing Line Loan, as amended hereby, the Borrower shall execute and deliver to each Bank, as the case may be, simultaneously with the execution and delivery hereof, promissory notes payable to the order of such Bank in substantially the form of Exhibits A-1 and A-2 (in the case of the Swing Line Lender) annexed hereto (hereinafter referred to individually as a “Fourth Substituted Note” and collectively as the “Fourth Substituted Notes”).  Each of the Banks shall, upon the execution and delivery by the Borrower of its applicable Fourth Substituted Note(s) as herein provided, mark the Third Substituted B Note (and in the case of the Swing Line Lender, the Third Substituted Swing Line Note) delivered to it in connection with Amendment No. 3 “Replaced by Fourth Substituted Note” and return them to the Borrower.

             Section 2.3      (a)         All references in the Original Loan Agreement or any other Loan Document to the “Loan(s)”, the “B Note(s)”, the “Swing Line Note”, the “Note(s)” and the “Loan Documents” shall be deemed to refer respectively, to the Loan(s) as amended hereby, the Fourth Substituted B Note(s), the Fourth Substituted Swing Line Note, the Fourth Substituted Note(s) together with the Third Substituted A Notes and the Loan Documents as defined in the Original Loan Agreement together with, and as amended by, this Amendment No. 4, the Fourth Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

                                        (b)        All references in the Original Loan Agreement and the other Loan Documents to the “Loan Agreement”, and also in the case of the Original Loan Agreement to “this Agreement”, shall be deemed to refer to the Original Loan Agreement, as amended hereby.

             Section 2.4      The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

             Article 3.         Representations and Warranties.

             The Borrower hereby confirms, reaffirms and restates to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower and except that Schedule 3.1 is amended to add the Subsidiaries set forth in the Addendum to Schedule 3.1 annexed hereto.

             Article 4.         Conditions to Effectiveness of this Agreement.

                           This Amendment No. 4 to Third Amended and Restated Loan Agreement shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

                           (a)         This Amendment No. 4 shall have been executed and delivered to the Agent by a duly authorized representative of the Borrower, the Agent and each Bank.

                           (b)        The Borrower shall have executed and delivered to each Bank its Fourth Substituted B Note and with respect to the Swing Line Lender, the Fourth Substituted Swing Line Note.

                           (c)         The Agent shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Amendment No. 4, no Default or Event of Default shall exist, shall be true.

                           (d)        Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to the Agent, in form and substance satisfactory to the Agent and its counsel.

                           (e)         The Agent shall have received copies of the following:

                                        (i)          Copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 4, the Fourth Substituted Notes and the transactions contemplated hereby, certified by its secretary;

                                        (ii)         A certificate from the secretary of the Borrower to the effect that the By-laws of the Borrower delivered to the Agent pursuant to the Original Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

                                        (iii)        An incumbency certificate (with specimen signatures) with respect to the Borrower.

                           (f)         All legal matters incident hereto shall be satisfactory to the Agent and its counsel.

             Article 5.         Miscellaneous.

             Section 5.1      Article 10 of the Original Loan Agreement.  The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms “Loan Agreement”, “Note(s)” and “Loan”, shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, the Fourth Substituted Note(s) together with the Third Substituted A Notes and the Loans, as amended hereby; (ii) the term “this Agreement” shall be deemed to refer to this Agreement; and (iii) the terms “hereunder” and “hereto” shall be deemed to refer to this Agreement.

             Section 5.2      Continued Effectiveness.  Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

             Section 5.3      Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

NATIONAL CONSUMER COOPERATIVE BANK,
D/B/A NATIONAL COOPERATIVE BANK

By:

Title:

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

A Commitment	FLEET NATIONAL BANK
as Administrative Agent and as a Bank
$19,000,000	and as Swing Line Lender

By:

Name: William J. Kelly
Title: Assistant Vice President

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
$28,500,000	Address for Notices:

1185 Avenue of the Americas
New York, New York 10036
Attn: Mr. Thomas J. Levy
Vice President

Telephone No.: 212–819–5751

Telecopier No.: 212–819–6166

A Commitment	FIRST UNION NATIONAL BANK, as
Syndication Agent and as a Bank
$16,000,000

By:

Name:
Title:

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
$24,000,000	Address for Notices:

First Union National Bank
Non-Profit Financial Services Group
1970 Chain Bridge Road
McLean, Virginia 22102

Attn.: Mr. Gilbert A. Ricotta
Vice President

Telephone No.: 703-760-6877

Telecopier No.: 703-760-6189

A Commitment	BANK ONE, NA,
as Documentation Agent and as a Bank
$16,000,000

By:

Name:
Title:
B Commitment

-$0-
Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

Bank One, NA
1 Bank One Plaza
Mail Code: IL1-0162
Chicago, Illinois 60670
Attn.: Mr. Steven D. Franklin
Director

Telephone No.: 312-732-7949

Telecopier No.: 312-732-6222

A Commitment	SUNTRUST BANK,
as Co-Agent and as a Bank
$16,000,000

By:

Name:
Title:
B Commitment

$24,000,000
Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

SunTrust Bank
201 Fourth Avenue North
Nashville, Tennessee 37219
Attn.: Mr. Richard B. Boring, Jr.
Vice President

Telephone No.: 615-748-4314

Telecopier No.: 615-748-5161

A Commitment	CREDIT SUISSE FIRST BOSTON,
as Co-Agent and as a Bank
$14,000,000

By:

Name:
Title:

B Commitment	By:

$21,000,000	Name:
Title:

Loans and LIBOR Loans and
Address for Notices:

Credit Suisse First Boston
11 Madison Avenue/20th Floor
New York, New York 10010-3629
Attn.: Mr. Jay Chall

Telephone No.: 212-325-9010

Telecopier No.: 212-325-8320

A Commitment	BANK OF AMERICA, N.A.,
as Co-Agent and as a Bank
$14,000,000

By:

Name:
Title:

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
-$0-	Address for Notices:

Bank of America, N.A.
901 Main Street/66th Floor
Dallas, Texas 75202
Attn.: Ms. Mary Pat Riggins
Vice President

Telephone No.: 214-209-0585

Telecopier No.: 214-209-0604

A Commitment	WACHOVIA BANK, N.A.,
as Co-Agent and as a Bank
$14,000,000

By:

Name:
Title:

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
$21,000,000	Address for Notices:

Wachovia Bank, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia 30303
Attn.: Mr. Mark A. Edwards
Senior Vice President

Telephone No.: 404-332-5137

Telecopier No.: 404-332-5905

A Commitment	PNC BANK, NATIONAL ASSOCIATION

$12,000,000
By:

Name:
Title:

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
$18,000,000	Address for Notices:

PNC Bank, National Association
1600 Market Street/21st Floor
Philadelphia, Pennsylvania 19103
Attn.: Mr. Eric G. Erickson
Vice President

Telephone No.: 215-585-5961

Telecopier No.: 215-585-6987

A Commitment	COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “Rabobank
$10,000,000	International”, New York Branch

By:

Name:
Title:

By:

Name:
Title:

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
$15,000,000	Address for Notices:

Rabobank Nederland New York Branch
245 Park Avenue/37th Floor
New York, New York 10167-0062
Attn: Mr. Timothy O’Brien
Vice President

Telephone No.: 212-916-7826

Telecopier No.: 212-808-2585

With a copy to:

c/o Rabo Support Services
10 Exchange Place
Jersey City, New Jersey 07302
Attention: Corporate Services

A Commitment	DG BANK DEUTSCHE
GENOSSENSCHAFTBANK A.G
$8,000,000	CAYMAN ISLANDS BRANCH

By:

Name:
Title:

B Commitment	By:

-$0-	Name:
Title:

Lending Office for Prime Rate
Loans and LIBOR Loans and
Address for Notices:

DG Bank Deutsche Genossenschaftbank AG
Cayman Islands Branch
609 Fifth Avenue
New York, New York 10017-1021
Attn: Mr. Edward Thome
Assistant Vice President

Telephone No.: 212-745-1464

Telecopier No.: 212-745-1422/1566

A Commitment	UNION BANK OF CALIFORNIA, N.A.

$8,000,000

By:

Name:
Title:

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
$12,000,000	Address for Notices:

Union Bank of California, N.A.
445 So. Figueroa Street/13th Floor
Los Angeles, California 90071
Attn: Mr. Timothy Prangley
Vice President

Telephone No.: 213–236–6999

Telecopier No.: 213–236–5954

A Commitment	ALLFIRST BANK

$7,000,000

By:

Name:
Title:

B Commitment	Lending Office for Prime Rate
Loans and LIBOR Loans and
$10,500,000	Address for Notices:

Allfirst Bank
Financial Institutions Division
P.O. Box 1596 (101-710)
25 South Charles Street/Suite 1505
Baltimore, Maryland 21201
Attn: Mr. Steven A. Schramm
Assistant Vice President

Telephone No.: 410-244-4045

Telecopier No.: 410-244-4234

EXHIBITS/ADDENDUM

A-1       Form of Fourth Substituted B Note
A-2       Form of Fourth Substituted Swing Line Note

Addendum to Schedule 3.1 (Subsidiaries)

EXHIBIT A-1 TO AMENDMENT NO. 4
TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
BY AND AMONG
NATIONAL CONSUMER COOPERATIVE BANK
CERTAIN BANKS NAMED THEREIN
AND
FLEET NATIONAL BANK, AS AGENT FOR THE BANKS

FORM OF FOURTH SUBSTITUTED B NOTE

[B Commitment Amount]	Due May 22, 2002

             FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the “Borrower”), hereby promises to pay to the order of [_______________] (the “Bank”) by payment to the Agent for the account of the Bank the principal sum of [amount of B Commitment] ($_________) Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the B Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 22, 2002.

             The Borrower further promises to pay to the order of the Bank by payment to the Agent for the account of the Bank interest on the unpaid principal amount of each Loan from the date such Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

             The Bank has been authorized by the Borrower to record on the schedules annexed to this B Note (or on any continuation thereof) the amount, type, due date and interest rate of each B Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such B Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Loans. Such notations shall be deemed correct, absent manifest error.

             This B Note is one of the Notes referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998, Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999, Amendment No. 3 to Third Amended and Restated Loan Agreement dated as of May 24, 2000, and Amendment No. 4 to Third Amended and Restated Loan Agreement dated as of May 23, 2001 (as so amended, the “Loan Agreement”) among the Borrower, the Banks, and Fleet National Bank, as Agent for the Banks and evidences the B Loans made by the Bank thereunder.  This Fourth Substituted B Note supersedes and is given in substitution for the Third Substituted B Note dated May 24, 2000 made by the Borrower to the order of the Bank in the original principal amount of $__________ but does not constitute a novation, extinguishment or termination of the obligations evidenced thereby.  Capitalized terms used in this B Note have the respective meanings assigned to them in the Loan Agreement.

             Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

             The Borrower may at its option prepay all or any part of the principal of this B Note before maturity upon and subject to the terms provided in the Loan Agreement.

             The Borrower agrees to pay costs of collection and reasonable attorneys’ fees in case default occurs in the payment of this B Note.

             Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

             This B Note has been executed and delivered this 23rd day of May, 2001 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

NATIONAL CONSUMER COOPERATIVE BANK
D/B/A NATIONAL COOPERATIVE BANK

By:

Title:

SCHEDULE TO FOURTH SUBSTITUTED B NOTE
MADE BY NATIONAL CONSUMER COOPERATIVE BANK
IN FAVOR OF _____________________

             This Note evidences the Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:

Date Made	Principal Amount of Loan	Due Date of Loan	Interest Rate on Loan	Amount of Payment	Balance Outstanding	Notation Made By

EXHIBIT A-2 TO AMENDMENT NO. 4
TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
BY AND AMONG
NATIONAL CONSUMER COOPERATIVE BANK
CERTAIN BANKS NAMED THEREIN
AND
FLEET NATIONAL BANK, AS AGENT FOR THE BANKS

FORM OF FOURTH SUBSTITUTED SWING LINE NOTE

$20,000,000	Due May 22, 2002

             FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the “Borrower”), hereby promises to pay to the order of FLEET NATIONAL BANK (the “Bank”) by payment to the Bank the principal sum of TWENTY MILLION DOLLARS ($20,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Swing Line Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 22, 2002.

             The Borrower further promises to pay to the order of the Bank by payment to the Bank interest on the unpaid principal amount of each Swing Line Loan from the date such Swing Line Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

             The Bank has been authorized by the Borrower to record on the schedules annexed to this Swing Line Note (or on any continuation thereof) the amount, due date and interest rate of each Swing Line Loan made by the Bank under the Loan Agreement and the amount of each payment of principal and the amount of each payment of interest of each such Swing Line Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Swing Line Loans. Such notations shall be deemed correct, absent manifest error.

             This Swing Line Note is the Swing Line Note referred to in the Third Amended and Restated Loan Agreement dated as of May 28, 1997, as amended by Amendment No. 1 to Third Amended and Restated Loan Agreement dated as of May 27, 1998, Amendment No. 2 to Third Amended and Restated Loan Agreement dated as of May 26, 1999,  Amendment No. 3 to Third Amended and Restated Loan Agreement dated as of May 24, 2000, and Amendment No. 4 to Third Amended and Restated Loan Agreement dated as of May 23, 2001 (as so amended, the “Loan Agreement”) among the Borrower, the Banks and Fleet National Bank, as Agent for the Banks and evidences the Swing Line Loans made by the Bank thereunder. Capitalized terms used in this Swing Line Note have the respective meanings assigned to them in the Loan Agreement.

             Upon the occurrence of an Event of Default, under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

             The Borrower agrees to pay costs of collection and reasonable attorneys’ fees in case default occurs in the payment of this Swing Line Note.

             Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

             This Swing Line Note has been executed and delivered this 23rd day of May, 2001 in New York, New York, and shall be construed in accordance with and governed by the laws of the State of New York.

NATIONAL CONSUMER COOPERATIVE BANK
D/B/A NATIONAL COOPERATIVE BANK

By:

Title:

SCHEDULE TO FOURTH SUBSTITUTED SWING LINE NOTE
MADE BY NATIONAL CONSUMER COOPERATIVE BANK
IN FAVOR OF FLEET NATIONAL BANK

             This Swing Line Note evidences the Swing Line Loans made under the within described Agreement, in the principal amounts, and on the dates set forth below, subject to the payments set forth below:

Date Made	Principal Amount of Loan	Due Date of Loan	Interest Rate on Loan	Amount of Payment	Balance Outstanding	Notation Made By

ADDENDUM TO SCHEDULE 3.1
TO THIRD AMENDED AND RESTATED LOAN AGREEMENT
BY AND AMONG
NATIONAL CONSUMER COOPERATIVE BANK
CERTAIN BANKS NAMED THEREIN
AND
FLEET NATIONAL BANK, AS AGENT FOR THE BANKS

FORM OF FOURTH SUBSTITUTED SWING LINE NOTE

Name	Jurisdiction of Incorporation	Capitalization

NCB Funding Corporation	Delaware	Authorized Common: Outstanding Common:	1,000 1,000
NCB NetPlatform, Inc.	Delaware	Authorized Common: Outstanding Common:	10,000 1,000
NCB Financial Advisors, Inc. d/b/a EOS Financial Group	Delaware	Authorized Common: Outstanding Common:	10,000 1,000
Capital Avenue, Inc.	Delaware	Authorized Preferred:	2,000,000

		Outstanding Preferred:	-0-

		Authorized Common:	8,000,000

		Outstanding Common:
		NCB:	610,000
		Haskin Deeley:	390,000